Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Events

11. Subsequent Events

In preparing the condensed financial statements, the Company has evaluated all subsequent events and transactions for potential recognition or disclosure through September 6, 2022, the date the financial statements were available for issuance.

On July 18, 2022, a special meeting of stockholders were held, CLAQ’s stockholders approved an amendment to CLAQ’s certificate of incorporation (the “Charter Amendment Proposal”) and an amendment to the Investment Management Trust Agreement with Continental Stock Transfer & Trust Company, dated July 14, 2021 (the “Trust Agreement Proposal”), giving CLAQ the right to extend the Combination Period six (6) times for an additional one (1) month each time by depositing into the Trust Account $100,000 for each one-month extension, up to January 19, 2023 (the first extension to August 19, 2022 was already made). We refer to the amendments to the certificate of incorporation and to the Trust Agreement collectively as the “July 18 Amendments.” As a result of the July 18 Amendments, public stockholders forfeited their right to receive up to $1,725,000, and up to an aggregate of $3,450,000 under certain agreements entered into in connection with CLAQ’s IPO, if CLAQ seeks to extend the Combination Period for three or six months, respectively, but does not consummate a business combination.

As a result of the July 18 Amendments, CLAQ’s Co-Sponsors are no longer be required to deposit into the Trust Account $1,725,000 prior to each three-month extension (up to $3,450,000 in the aggregate) and these amounts may not be repaid if a business combination is not consummated to the extent funds are not available outside of the Trust Account.

As a result of the July 18 Amendments, CLAQ may extend the Combination Period up to January 19, 2023, by depositing into the Trust Account for the benefit of the public stockholders $100,000 for each one (1) month extension (or an aggregate of $600,000 if the Combination Period is extended six times). The additional redemption amount added to the Trust Account was reduced from what was included in CLAQ’s initial public offering prospectus, which was $0.10 per share for each three-month extension to approximately $0.06 per share for each one-month extension.

Pursuant to a letter agreement dated March 23, 2022, with Cowen and Company, LLC (“Cowen”), Nauticus has agreed to pay Cowen an advisory fee of $1,750,000 (the “Business Combination Fee”) upon closing of the Business Combination for its capital market advisory services. On August 11, 2022, this agreement was terminated by Cowen.

On August 18, 2022, Nauticus Robotics, Inc. signed an Amendment to the December 23, 2021, Promissory Note with RCB Equities #1, LLC (the “Amendment”). The Amendment provides for additional borrowing of $2,000,000, with no interest and a maturity date of 60 days form funding date. There was a $33,000 fee at closing with additional fee due of $100,000 if paid within 30 days from funding date. There will be an additional fee of $100,000 if paid after 30 days.

On August 29, 2022, the Company renegotiated and signed a revised sales contract with Triumph Subsea Construction Limited for the sale of four Aquanaut systems which was originally over a period from September 2022 through January 2025 for a total of $54.2 million. The new terms provide for the first delivery of the one Aquanaut and one Hydronaut as a pair to be delivered in October 2023 compared to September 2022, with all other Aquanaut Hydronaut pairs remain to be on schedule for the subsequent years. The shift of the delivery date from 2022 to 2023 reduces the estimated revenue in 2022 by $7.7 million. The change in delivery dates also adjust the timing of milestone payments accordingly.